Supplement dated February 14, 2025, to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary Prospectus (as applicable) dated May 1, 2024 for the Pacific Odyssey (offered before October 1, 2013), Pacific Odyssey (offered on or after October 1, 2013), Pacific Choice Variable Annuity and Pacific Choice 2 variable annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying Fund liquidations. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (the “Prospectus”) for your Contract, as supplemented. All information on your Prospectus dated May 1, 2024, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We’’, ‘‘us’’, or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at PacificLife.com/Prospectuses. Please read this supplement carefully and keep it with your Prospectus for future reference.

Liquidations of Invesco Nasdaq 100 Buffer Funds

The Invesco V.I. Nasdaq 100 Buffer Fund – September, Invesco V.I. Nasdaq 100 Buffer Fund – December, Invesco V.I. Nasdaq 100 Buffer Fund – March, and Invesco V.I. Nasdaq 100 Buffer Fund – June (collectively, the “Invesco Nasdaq 100 Buffer Funds”) recently announced that the Invesco Nasdaq Buffer Funds will be liquidating on or about April 30, 2025 (the “Liquidation Date”). This is not a liquidation of your Contract.

Closed to New Contract Owners March 3, 2025

Effective March 3, 2025, the Invesco Nasdaq 100 Buffer Fund Investment Options will be closed to allocations by new contract owners. This means only Contract Owners with existing Account Value allocated to an Invesco Nasdaq 100 Buffer Fund as of the close of the New York Stock Exchange (typically 4:00 p.m. e.t.) on February 28, 2025 may continue to make Purchase Payments or transfers into the Invesco Nasdaq 100 Buffer Funds. You can always continue to make withdrawals or transfers out of the Invesco Nasdaq 100 Buffer Funds up until the Liquidation Date. However, if you currently have Account Value in an Invesco Nasdaq 100 Buffer Fund and withdraw or transfer 100% of that Account Value, you will not be able to re-invest into the Invesco Nasdaq 100 Buffer Funds.

Closed to All Contract Owners April 17, 2025

Effective April 17, 2025, the Invesco Nasdaq 100 Buffer Fund Investment Options will be closed to allocations of Account Value for all Contract Owners. Accordingly, even if you have Account Value allocated to an Invesco Nasdaq 100 Buffer Fund, no new Purchase Payments or transfers into the Invesco Nasdaq 100 Buffer Funds will be permitted. If a Purchase Payment or transfer request is received after the close of the New York Stock Exchange on April 16, 2025 with instructions to allocate all or a portion of the payment or request to any Invesco Nasdaq 100 Buffer Fund, we will attempt to contact you to obtain new instructions. If we are unable to reach you, such payment or request will be rejected as not In Proper Form. You can always continue to make withdrawals or transfers out of the Invesco Nasdaq 100 Buffer Funds until Liquidation Date.

The Liquidations

On the Liquidation Date (April 30, 2025), any Account Value that remains allocated to an Invesco Nasdaq 100 Buffer Fund will be transferred as of the close of the New York Stock Exchange to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Subaccount Unit Values, and the relative net asset values of each Invesco Nasdaq 100 Buffer Fund and the Fidelity VIP Government Money Market Portfolio as of the close of the New York Stock Exchange on the Liquidation Date. You will not incur any tax liability because of the liquidation and your Account Value immediately after the liquidation will be equal to Account Value immediately before the liquidation. Any transfer to the Fidelity VIP Government Money Market Portfolio as a result of the liquidation will not be treated as a transfer that counts toward the transfer restrictions governing the number of transfers that may be made in a given calendar year. If you want to avoid being subject to the liquidations, you must transfer any Account Value you have allocated to an Invesco Nasdaq 100 Buffer Fund no later than the close the New York Stock Exchange on April 30, 2025. After the Liquidation Date, the Invesco Nasdaq 100 Buffer Funds will no longer exist. Accordingly, any references to the Invesco V.I Nasdaq 100 Buffer Fund – September, Invesco V.I Nasdaq 100 Buffer Fund – December, Invesco V.I Nasdaq 100 Buffer Fund – March, Invesco V.I Nasdaq 100 Buffer Fund – June are deleted from the Prospectus after the Liquidation Date.

Transfer Rights

You may transfer out all or a portion of Account Value allocated to any Invesco Nasdaq 100 Buffer Fund to any other available Investment Options without the transfers counting toward the 25-transfer limit permitted each calendar year and without incurring any transfer fees or other charges. Similarly, during the sixty (60) calendar day period after the Liquidation Date, you may transfer out of the Fidelity VIP Government Money Market Portfolio to any other available Investment Option without incurring any transfer fees or other charges and without the transfers counting towards the transfer limitations. All other transfers are subject to the limitations described in your Prospectus. When you select another Investment Option, you should consider the objectives, risks, charges and expenses carefully before investing. This and other information about the Investment Options available under your Contract is contained in each Investment Option’s prospectus. You may obtain Investment Option prospectuses at www.pacificlife.onlineprospectus.net/pacificlife/products/.

Additional Services

If you are participating in the Dollar Cost Averaging, Earnings Sweep and/or Portfolio Rebalancing Systematic Transfer Programs (“Programs”) and have existing instructions to allocate or rebalance to an Invesco Nasdaq 100 Buffer Fund, you must provide updated allocation instructions by the close of the New York Stock Exchange on April 16, 2025 or the Program(s) will automatically terminate. If you are participating in DCA Plus program and have existing instructions to allocate or rebalance to an Invesco Nasdaq 100 Buffer Fund, you must provide updated allocation instructions by the close of the New York Stock Exchange on April 16, 2025, or any pre-scheduled transfers allocated to the Invesco Nasdaq 100 Buffer Funds will instead be directed to the Fidelity VIP Government Money Market Portfolio.

Death Benefits - Spousal Continuation

If a notice of a death benefit claim is received after the close of the New York Stock Exchange on April 16, 2025 but before the Liquidation Date that would result in an Add-In Amount to an Invesco Nasdaq 100 Buffer Fund, the death benefit claim will be rejected as not In Proper Form. The Notice Date for the claim will not be deemed In Proper Form until the earlier of the date the updated allocation instructions are received or the Liquidation Date.

Purchase Payment or transfer request received after the close of the New York Stock Exchange on April 16, 2025 with instructions to allocate all or a portion of the payment or request to any Invesco Nasdaq 100 Buffer Fund, we will attempt to contact you to obtain new instructions.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 722-4448, or by using any other means described in the Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Prospectus for details.

Form No. VAPLSUPP0225